Exhibit 32

CERTIFICATION

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350, as adopted), I, Barry M. Yantis, President and Chief Executive Officer of Chase General Corporation, certify,

(1)	The Company’s Quarterly Report on Form 10-QSB for the period ended March 31, 2004, to which this certification is attached as Exhibit 32 (the “Periodic Report”), fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Periodic Report and results of operations of the Company for the period covered by the Periodic Report.

/s/ Barry M. Yantis
Barry M. Yantis
President, Chief Executive Officer,
Treasurer and Chairman of the Board

Dated: May 12, 2004

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